OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2019
OTHER NON-CURRENT ASSETS
Schedule of other non-current assets

		As of December 31,
		2018	2019
		RMB	RMB
Deferred rental commission	5(a)	203,295	379,593
Prepaid deposit for business acquisition	(a)	45,000	—
Deferred IPO costs	(b)	—	19,209
Others		3,641	11,901
Other non-current assets		251,936	410,703

(a)In December 2018, the Group entered into an agreement with the shareholders of Hangzhou Aishangzu Technology Co., Ltd (“Aishangzu”) to acquire its subsidiaries. The Group prepaid the amount of RMB45,000 to Aishangzu as of December 31, 2018. The transaction was closed in March 2019. See Note 3.

(b)Direct costs incurred by the Company attributable to its proposed IPO of ordinary shares in the United States have been deferred and recorded as deferred IPO costs and will be offset against the gross proceeds received from such offering.